                                                                   EXHIBIT 10.3




                           COMPREHENSIVE AMENDMENT TO
                           --------------------------

                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------

                       EMPLOYEES' SHELTERED SAVINGS PLAN
                       ---------------------------------










FARMER & RIDLEY
444 South Flower Street
Suite 2300
Los Angeles, California  90071

(213) 626-0291

                               TABLE OF CONTENTS
                               -----------------

                           COMPREHENSIVE AMENDMENT TO
                           --------------------------

                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------

                       EMPLOYEES' SHELTERED SAVINGS PLAN
                       ---------------------------------




ARTICLE                                                                    Page
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

I      NAME AND PURPOSE.....................................................  1
       Section 1.1:     Name................................................  1
       Section 1.2:     Purpose.............................................  1

II     DEFINITIONS..........................................................  1
       Section 2.1:     Definitions.........................................  1
           (a)     "Account"................................................  1
           (b)     "Anniversary Date".......................................  2
           (c)     "Board" or "Board of Directors"..........................  2
           (d)     "Break in Service Year"..................................  2
           (e)     "Code"...................................................  2
           (f)     "Committee"..............................................  2
           (g)     "Company"................................................  2
           (h)     "Compensation"...........................................  2
           (i)     "Date of Employment".....................................  3
           (j)     "Disability".............................................  3
           (k)     "Eligible Employee"......................................  3
           (l)     "Employee"...............................................  3
           (m)     "Entry Date".............................................  3
           (n)     "ERISA"..................................................  3
           (o)     "Family Member"..........................................  3
           (p)     "Fund", "Trust", or "Trust Fund".........................  4
           (q)     "Hour of Service"........................................  4
           (r)     "Normal Retirement Date".................................  4
           (s)     "Participant"............................................  4
           (t)     "Plan"...................................................  4
           (u)     "Plan Year"..............................................  4
           (v)     "Rollover Account".......................................  5
           (w)     "Trustee" or "Trustees"..................................  5
           (x)     "Valuation Date".........................................  5
           (y)     "Year of Service"........................................  5

III    BENEFITS COMMITTEE...................................................  5
       Section 3.1:     Concerning the Committee............................  5
       Section 3.2:     Indemnification.....................................  6
       Section 3.3:     Use of Company's Facilities by
                        Committee...........................................  7

IV     EMPLOYEES ENTITLED TO PARTICIPATE....................................  7

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                               TABLE OF CONTENTS
                               -----------------

                           COMPREHENSIVE AMENDMENT TO
                           --------------------------

                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------

                       EMPLOYEES' SHELTERED SAVINGS PLAN
                       ---------------------------------




ARTICLE                                                                    Page
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

       Section 4.1:     Eligibility.........................................  7
       Section 4.2:     Application to Participate..........................  8
       Section 4.3:     Participation on Reemployment.......................  8

V      CONTRIBUTIONS BY THE COMPANY.........................................  9
       Section 5.1:     Company Contributions...............................  9
       Section 5.2:     Company Contributions Account.......................  9
       Section 5.3:     Non-Forfeitable Company Contributions
                        Account.............................................  9
       Section 5.4:     Time and Manner of Making Company's
                        Contributions.......................................  9
       Section 5.5:     No Guarantee by the Company......................... 10

VI     CONTRIBUTIONS BY PARTICIPANTS; ROLLOVERS............................. 10
       Section 6.1:     Employee Contributions.............................. 10
       Section 6.2:     Participant Contributions Account................... 10
       Section 6.3:     Non-Forfeitable Participant
                        Contributions Account............................... 10
       Section 6.4:     Distribution of Voluntary
                        Contributions....................................... 10
       Section 6.5:     Rollovers........................................... 11
       Section 6.6:     Rollover Account.................................... 11
       Section 6.7:     Non-Forfeitable Rollover Account.................... 11
       Section 6.8:     Distribution of Participant Rollover
                        Account............................................. 11

VII    CONTRIBUTIONS BY COMPANY OF PARTICIPANT'S DEFERRED
       COMPENSATION......................................................... 11
       Section 7.1:      Contributions of Deferred
                         Compensation....................................... 11
       Section 7.2:      Participant Deferred Compensation
                         Account............................................ 12
       Section 7.3:      Non-Forfeitable Participant Deferred
                         Compensation Account............................... 12
       Section 7.4:      Distribution of Deferred Compensation
                         Account............................................ 12
       Section 7.5:      Actual Deferral Percentage Limits.................. 13
       Section 7.6:      Correction of Excess Elective
                         Deferrals.......................................... 17

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                               TABLE OF CONTENTS
                               -----------------

                           COMPREHENSIVE AMENDMENT TO
                           --------------------------

                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------

                       EMPLOYEES' SHELTERED SAVINGS PLAN
                       ---------------------------------




ARTICLE                                                                    Page
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

       Section 7.7:     Actual Contribution Percentage
                        Limits.............................................. 18
       Section 7.8:     Correction of Excess Aggregate
                        Contributions....................................... 19
       Section 7.9:     Correction of Excess Deferral
                        Amounts............................................. 20
       Section 7.10:    Limitation on the Multiple Use of the
                        Alternative Limitation.............................. 21
       Section 7.11:    Correction of Excess Use of the
                        Multiple Use of the Alternative
                        Limitation.......................................... 21

VIII   ALLOCATION OF COMPANY'S CONTRIBUTIONS................................ 22
       Section 8.1:     Method of Allocation................................ 22
       Section 8.2:     Limitations on Allocation........................... 22
       Section 8.3:     Limitations for Participants In a
                        Combination of Plans................................ 23
       Section 8.4:     Definitions......................................... 24

IX     ADMINISTRATION OF FUND............................................... 25
       Section 9.1:     Valuation of Fund................................... 25
       Section 9.2:     Maintenance of Records by Committee................. 26
       Section 9.3:     Segregation and Disbursement........................ 26

X      RETIREMENT........................................................... 27
       Section 10.1:    Normal Retirement................................... 27
       Section 10.2:    Later Retirement.................................... 27
       Section 10.3:    Retirement Benefits................................. 27
       Section 10.4:    Option for Payment in Installments of
                        Less Than One Hundred Twenty (120)
                        Months.............................................. 28
       Section 10.5:    Option for Annuity.................................. 28
       Section 10.6:    Death After Retirement.............................. 28
       Section 10.7:    Commencement of Benefit Payment..................... 28

XI     DEATH OF A PARTICIPANT............................................... 29
       Section 11.1:    Death of a Participant Before
                        Retirement or Termination of Service................ 29
       Section 11.2:    Beneficiary......................................... 29

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                               TABLE OF CONTENTS
                               -----------------

                           COMPREHENSIVE AMENDMENT TO
                           --------------------------

                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------

                       EMPLOYEES' SHELTERED SAVINGS PLAN
                       ---------------------------------




ARTICLE                                                                    Page

       Section 11.3:    Limit on Form of Death Benefit
                        Payment............................................. 30

XII    DISABILITY OF A PARTICIPANT.......................................... 30
       Section 12.1:    Disability.......................................... 30
       Section 12.2:    Death After Termination for
                        Disability.......................................... 31

XIII   OTHER TERMINATIONS OF SERVICE........................................ 31
       Section 13.1:    Determination of Benefits........................... 31
       Section 13.2:    Manner of Distribution of Benefits.................. 31
       Section 13.3:    Death Prior to Payment.............................. 32

XIV    HARDSHIP OF A PARTICIPANT............................................ 32
       Section 14.1:    Hardship Distribution............................... 32
       Section 14.2:    Determination by Committee.......................... 33

XV     AMENDMENT OR DISCONTINUANCE OF PLAN.................................. 33
       Section 15.1:    Right to Amend...................................... 33
       Section 15.2:    Termination of Plan................................. 34
       Section 15.3:    Distribution on Termination or
                        Discontinuance...................................... 34

XVI    TOP HEAVY PROVISIONS................................................. 34
       Section 16.1:    Top Heavy Definitions............................... 34
            (a)    "Aggregation Group"...................................... 34
            (b)    "Determination Date"..................................... 34
            (c)    "Key Employee"........................................... 34
            (d)    "Top Heavy Group"........................................ 35
            (e)    "Top Heavy Plan"......................................... 35
       Section 16.2:    Special Top Heavy Rules............................. 35
       Section 16.3:    Top Heavy Benefits and Restrictions................. 36

XVII   RESTRICTION ON ASSIGNMENT............................................ 37
       Section 17.1:    Effect of Assignment in General..................... 37
       Section 17.2:    Loans to Participants............................... 37

XVIII  MISCELLANEOUS PROVISIONS............................................. 39
       Section 18.1:    Joint and Survivor Annuity.......................... 39

                               TABLE OF CONTENTS
                               -----------------

                           COMPREHENSIVE AMENDMENT TO
                           --------------------------

                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------

                       EMPLOYEES' SHELTERED SAVINGS PLAN
                       ---------------------------------




ARTICLE                                                                    Page
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

            (a)    Form of Benefit Payments..................................39
            (b)    Definitions...............................................39
            (c)    Notice Requirements.......................................40
            (d)    Transitional Rules Applicable to Joint and
                   Survivor Annuities........................................41
            (e)    Notice For Fully Subsidized Benefit.......................42
       Section 18.2:    Limitation on Participant's Rights...................42
       Section 18.3:    Receipt..............................................42
       Section 18.4:    Unenforceable Provisions.............................43
       Section 18.5:    Governing Law........................................43
       Section 18.6:    Agreement Binding on Successors......................43
       Section 18.7:    Masculine Gender Includes Feminine
                        and Neuter, and Singular Number the
                        Plural...............................................43
       Section 18.8:    Headings, Etc. No Part of Agreement..................43
       Section 18.9:    Merger of Plans......................................43
       Section 18.10:   Claims Procedures....................................43
       Section 18.11:   Funding Policy and Method............................44
       Section 18.12:   Commencement of Benefits.............................44
       Section 18.13:   Forfeiture Upon Failure to Locate....................44
       Section 18.14:   Direct Transfer of Benefits..........................44

XIX    INVESTMENT OPPORTUNITIES..............................................45
       Section 19.1:    Investment Funds.....................................45
       Section 19.2:    Election of Investment Options.......................45
       Section 19.3:    Change in Investment Options.........................46
       Section 19.4:    Expenses Charged to Participant's
                        Account..............................................46
SIGNATURES...................................................................46

                           COMPREHENSIVE AMENDMENT TO
                           --------------------------

                     CERTIFIED GROCERS OF CALIFORNIA, LTD.
                     -------------------------------------

                       EMPLOYEES' SHELTERED SAVINGS PLAN
                       ---------------------------------


          THIS AGREEMENT, executed by CERTIFIED GROCERS OF CALIFORNIA, LTD., a California Corporation, hereinafter called "Company," evidences the terms of the Comprehensive Amendment to Certified Grocers of California, Ltd. Employees' Sheltered Savings Plan. The Plan was originally entered into on March 17, 1983 and has been subsequently amended from time to time thereafter. The terms of the Plan provide a cash or deferred arrangement for the benefit of certain employees of the Company, and are effective for the Plan Year beginning as of September 3, 1989, unless the terms of the Plan indicate otherwise.

           The terms of the Plan are as follows:

                                   ARTICLE  I
                                   ----------

                                NAME AND PURPOSE
                                ----------------

Section 1.1:  Name.  The Plan amended and restated in accordance with the
-----------   ----
terms hereof shall be known as CERTIFIED GROCERS OF CALIFORNIA, LTD. EMPLOYEES' SHELTERED SAVINGS PLAN.

Section 1.2:  Purpose.  This Plan is created for the purpose of enabling
-----------   -------
employees of the Company to secure retirement and other benefits by deferring compensation and by sharing in the profits of the Company's business. The Plan is hereby designated as constituting a plan intended to qualify under Sections 401(a) and 401(k) of the Code. In no event shall any part of the principal or income of the Trust be paid to or revest in the Company, or be used for any purpose whatsoever other than for the exclusive benefit of the employees of the Company and their beneficiaries.

                                  ARTICLE  II
                                  -----------

                                  DEFINITIONS
                                  -----------

Section 2.1:  Definitions.  When used herein the following terms shall have
-----------   -----------
the following meanings:

          (a) "Account" shall mean either the Company Contributions Account of a Participant, the Participant Contributions Account, and the Participant Deferred Compensation Account, and shall reflect amounts contributed by the Company and shall include contributions, earnings, losses and forfeitures, if any, in accordance with the terms hereof.

           (b) "Anniversary Date" shall mean the last day of the Plan Year.

           (c) "Board" or "Board of Directors" shall mean the board of directors of Certified Grocers of California, Ltd.

           (d) "Break in Service Year" shall mean a Plan Year during which a Participant fails to complete more than 500 hours of service.

               For purposes of determining whether a break in service year has occurred for participation and vesting purposes, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or in all other cases, in the following computation period.

           (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

           (f) "Committee" shall mean the Administrative Committee described in
Article III hereof.

           (g) "Company" shall mean Certified Grocers of California, Ltd. and any successors thereto, and any other entity that adopts the Plan.

           (h)  "Compensation" shall mean:

                (i) For an employee, total regular base compensation paid to a Participant while a Participant by the Company, excluding bonuses,
                                                     ---------
     overtime, and shift, weekend or other specialized pay premiums, but including commissions, vacation pay, sick pay, Company contributions under
     ---------
     Article VII of this Plan, and reductions of the Participant's Compensation contributed to the Company's Section 125 plan, but before deductions authorized by the Participant or required by law to be withheld from the employee by the Company.

          Provided, however, the term "net compensation" shall mean compensation as defined herein, but excluding Company contributions under Article VII of this Plan and reductions of the Participant's Compensation contributed to the Company's Section 125 plan. Effective for the Plan Year commencing in 1989, the Compensation of each Participant for each Plan Year shall not exceed $200,000, as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, and effective for the Plan Year commencing in 1994, the Compensation of each Participant shall not exceed $150,000, as adjusted, as provided in Section 401(a)(17) of the Code. In determining the Compensation of an Employee for purposes of the foregoing limitation, as adjusted, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year. If the foregoing Compensation limitation, as adjusted, applies to the combined Compensation of the Employee or one or more Family Members, the contribution and allocation provisions of the Plan will be applied by prorating the foregoing limitation, as adjusted, among the Employee and his Family Members in proportion that each such individual's Compensation determined prior to the application of this limitation bears to the total Compensation of all such individuals determined prior to the application of this limitation.

           (i) "Date of Employment" shall mean the first day on which an employee completes an hour of service for the Company.

          (j) "Disability" shall mean a Participant's inability to perform his normal occupation or any other occupation which would give the Participant a wage similar to that of his normal occupation and which, based upon competent medical evidence, is expected to be of permanent or indefinite duration, or result in death.

           (k) "Eligible Employee" shall mean any Employee who satisfies the eligibility requirements of Sec. 4.1.

           (l) "Employee" shall mean any person employed by the Company.

           (m) "Entry Date" shall mean the first day of each payroll period of each month.

           (n) "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

           (o) "Family Member" shall mean the spouse, lineal ascendants and descendants of the Employee or former employee and the spouses of such lineal ascendants and descendants.

           (p) "Fund", "Trust", or "Trust Fund" shall mean the sum of the contributions (adjusted for income and losses, payments and reasonable expenses) made by the Company and Employee hereunder and held in accordance with the terms of the Trust created by the Declaration of Trust executed between the Company and the Trustee for the purpose of carrying out the terms hereof. Said Declaration of Trust is hereby incorporated herein by reference as if fully set forth herein.

           (q)  "Hour of Service" shall mean:

                (i) Each hour for which an employee is directly or indirectly paid or entitled to payment by the Company in connection with his employment by the Company. In addition, hour of service shall include any hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same hour of service shall in no event be credited twice under this section.

                (ii) Each hour for which an employee is directly or indirectly paid or entitled to payment by the Company for reasons other than the performance of duties during a period of service with the Company such as vacation, holiday, sickness, disability, layoff, jury duty, military duty or compensated leave of absence and similar paid periods.

                (iii) As used in subsections (i) and (ii), Company shall include all members of an affiliated service group, a controlled group of corporations (under Section 414(b) of the Code), or a group of trades or businesses under common control (under Section 414(c) of the Code), of which the Company is a part.

                (iv) The provisions of the Department of Labor Regulations appearing at 29 C.F.R. 2530.200b-2(b) and (c) are incorporated herein by reference as if fully set forth herein.

           (r) "Normal Retirement Date" shall mean the sixty-fifth (65th) anniversary of the Participant's date of birth.

           (s) "Participant" shall mean an employee who has become an active Participant, but shall also include any former Participant until such time as such former Participant's total interest herein has been distributed to him.

           (t) "Plan" shall mean the Certified Grocers of California, Ltd. Employees' Sheltered Savings Plan as set forth herein, or any amendments hereto.

           (u) "Plan Year" shall mean the period beginning on the Sunday following the Saturday nearest August 31st and ending on the

Saturday nearest August 31st of the following year. The Plan Year shall be the limitation year for purposes of Section 415 of the Code.

           (v) "Rollover Account" shall mean the account maintained for a Participant which reflects that portion of his interest in the Plan attributable to transfers or rollovers described in Section 6.5 (as adjusted pursuant to Article IX).

           (w) "Trustee" or "Trustees" shall mean the Trustee or Trustees designated in the Trust Agreement.

           (x) "Valuation Date" shall mean the date the Trustee shall value the Trust Fund in accordance with Section 9.1.

           (y) "Year of Service" shall mean any Plan Year during which an Employee is employed by the Company and during which the Employee has one Hour of Service. In order for a year to constitute a year of service, the Employee need not be employed by the Company on the last day of such Plan Year.

                                  ARTICLE  III
                                  ------------

                               BENEFITS COMMITTEE
                               ------------------

Section 3.1:  Concerning the Committee.  There shall be created a benefits
-----------   ------------------------
committee, hereinafter referred to as "Committee," consisting of three (3) or more members, who shall be from time to time selected by the Board of Directors of the Company, and shall serve at its discretion. If the Company does not appoint a Committee, then the Company shall act as the Committee. The Committee shall be the named fiduciary of this Plan and of the Trust and the Administrator hereof. Any conflict between the terms hereof particularly with reference to the provisions hereof which delineate the responsibilities of the various parties, and the provisions of the Trust shall be resolved by reference to the Trust. It is the intention of the parties that the provisions of the Trust Agreement shall control to resolve any such conflict. The Company shall certify to the Trustee the names of the members of the Committee, and, as changes take place in the membership of the Committee, shall certify to the Trustee the fact and the nature of such changes. A secretary appointed by the Committee may, if requested to do so, keep a record of its proceedings. The Committee may designate one of its members or any other person to transmit its decisions, instructions, consents, or directions, all of which shall be in writing, to the Trustee or to other interested parties, or to perform ministerial acts. The Committee may make rules and regulations for the administration of the Plan not inconsistent with this Agreement. The Trustee may rely on the latest certification of the membership of the Committee and of the member or person designated by the Committee for the purpose of transmitting such decisions, instructions, consents or directions.

A majority of the members of the Committee shall constitute a quorum, and any action by the majority present at a meeting at which a quorum is present, or by a majority or more members in writing without a meeting, shall constitute the action of the Committee. Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Agreement shall be conclusive and binding upon Participants and their beneficiaries. All discretions conferred upon the Committee shall be absolute, but no discretionary power conferred upon the Committee or the Trustee, or retained by the Company, shall be exercised in such manner as to cause or create discrimination in favor of employees or persons whose principal duties consist in supervising the work of other employees, or highly compensated employees.

          The Committee may employ, and obligate the Plan to pay for, such counsel and agents and such clerical and other services as it may require in carrying out the provisions of the Plan. The Committee shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any disputes which may arise with regard to the rights of employees, Participants and their legal representatives or beneficiaries under the terms of the Plan, and, in general, to direct the administration of the Trust Agreement and to direct the Trustee with regard to Trust assets. Any or all of the powers of the Committee may be delegated to one or more investment managers as set forth in the Trust Agreement and subject to the specific provisions thereof regarding such delegation and the allocation of responsibilities among various parties to or interested in the Trust and this Plan. The Committee may, but is not obligated to, maintain full and complete written records of its deliberations and decisions. The minutes, if any, of its proceedings shall be proof of the facts and the operations of the Plan. Their records, if any, shall contain all relevant data pertaining to individual Participants and their rights under the Plan and in the Trust Fund. The Committee has the duty to carry into effect all such rights and benefits provided hereunder.

          Without limiting the authority or responsibilities of the Committee contained herein, the Committee shall have the discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

Section 3.2:  Indemnification.  Each present and future member of the
-----------   ---------------
Committee, whether or not then in office, shall be indemnified by the Company against all costs and expenses, including attorneys' fees, reasonably incurred by or imposed upon him in connection with or arising out of any claim, demand, action, suit, or proceeding in which he may be involved or to which he may be made a party by reason of his being or having been a member of the Committee (said expenses to include the cost of reasonable settlements made with a view to curtailment of costs, expenses, or results of litigation). The foregoing right of indemnification shall not be exclusive of other rights to which such member may be entitled as a matter of law. Such indemnification shall not be made with respect to any liabilities, claims, demands, costs or expenses as may result from the gross negligence or willful misconduct of a Committee member. In lieu of the foregoing, the Company may satisfy its obligations under this paragraph through the purchase of a policy of insurance providing equivalent protection.

          Notwithstanding any of the foregoing, in the event the Company is advised by counsel that any proposed indemnification may only be made subject to the provisions of Section 317 of the California Corporations Code, such payment shall be made only to the extent permitted by said Code section and in compliance with all of the applicable provisions thereof.

Section 3.3:  Use of Company's Facilities by Committee.  The Committee shall
-----------   ----------------------------------------
have the right to use the Company's facilities in maintaining accounts and records and discharging its duties and obligations hereunder, but the Committee is authorized to incur reasonable expenses in and about the performance of its duties hereunder, and it shall be reimbursed by the Company for all usual and ordinary expenses so incurred.

                                  ARTICLE  IV
                                  -----------

                       EMPLOYEES ENTITLED TO PARTICIPATE
                       ---------------------------------

Section 4.1:  Eligibility.  All eligible employees of the Company employed by
-----------   -----------
the Company as of the date of execution of this agreement shall continue to be Participants under the Plan so long as they are employed by the Company, are not in an ineligible class of employees, or so long as they do not incur a break in service. All other present and future employees shall become Participants on the entry date coinciding with or immediately following the one year anniversary of the first day on which they perform an hour of service on behalf of the Company, provided that they are in the employ of the Company on such one year anniversary.

           Classes of Employees who shall not be eligible are:

           (i) Any employee who is a member of a collective bargaining unit and who is covered by a collective bargaining agreement, which agreement does not provide for coverage of such employee under this Plan, provided, that the matter of retirement benefits was at any time the subject of good faith bargaining between the Company and the collective bargaining unit of which the employee is a member; and

          (ii) Any employee who is a nonresident alien and who receives no earned income within the meaning of Section 911(b) of the Code from the Company which constitutes income from sources within the United States within the meaning of Section 861(a)(3) of the Code.

          In the event that a Participant becomes an ineligible employee, he shall remain a Participant as to amounts already contributed and allocated for his benefit subject to all of the terms of the Plan.

          Except for a separation from service because of an involuntary layoff or as specified to the contrary in Sections 10.3, 11.1, and 12.1, in order to participate in contributions by the Company for any Plan Year under Section 5.1(a), a Participant must be, on the last day of each such Plan Year, in the service of the Company and must have received Compensation from the Company during such Plan Year, as Compensation is defined in Sec. 2.1(h).

          All questions of eligibility of Employees to become Participants and/or to participate in the benefits of the Plan shall be determined by the Committee in its sole discretion, and its decision shall be binding upon all Employees and other persons interested in or affected by the terms of the Plan and the Trust. In the event that any Participant is dissatisfied with any decision of the Committee, such Participant may make a claim or request a review of such decision in accordance with the provisions of Section 18.10 hereof.

Section 4.2:  Application to Participate.  Each eligible Employee shall make
-----------   --------------------------
written application for participation on forms provided by the Committee. Such forms shall in substance provide that the applicant agrees to and consents to be bound by all the terms of this Agreement, and provide for the naming by said Participant, in a form satisfactory to the Committee, of a beneficiary or beneficiaries to receive any benefit to which his beneficiaries may be entitled under the terms of the Plan. The applicant, after becoming a Participant and prior to the time that any payment shall become payable hereunder to any beneficiary or beneficiaries already designated by such applicant, may change any beneficiary or beneficiaries by notice in writing to the Committee subject to the provisions of this paragraph. Each eligible Employee shall furnish such information regarding his age, family status, and other relevant matters as the Committee may require, and, if such employee designates a beneficiary other than his spouse to receive any benefit under this Plan, he shall likewise furnish the Committee, if the Committee so requests, with the written consent of his spouse, if any, to such designation. Failure of an eligible Employee to make application as specified above shall not prevent such employee from participating in the Plan, the application as contemplated herein being a mere administrative step.

Section 4.3:  Participation on Reemployment.  In the event an Employee who was
-----------   -----------------------------
a Participant hereunder is reemployed, such Employee shall become a Participant hereunder on the date of reemployment, provided the employee satisfies the eligibility provisions of Section 4.1.

                                   ARTICLE  V
                                   ----------

                          CONTRIBUTIONS BY THE COMPANY
                          ----------------------------

Section 5.1:  Company Contributions.  The Company agrees that out of its
-----------   ---------------------
accumulated and net profits it will contribute to the Trustee each year, so long as the Plan is in effect, as a contribution to the Company Contributions Account of each Participant the following:

           (a) Two percent (2%) of each Participant's Compensation for such Plan Year; plus

           (b) One hundred percent (100%) of the amount contributed by the Company under Article VII in excess of 0%, but not greater than 4% of such Participant's compensation; plus

           (c) A percentage amount to be determined each year by the Committee in its sole discretion from zero percent (0%) to fifty percent (50%) of the amount contributed by the Company under Article VII in excess of 4%, but not to exceed 8%, of such Participant's compensation.

Section 5.2:  Company Contributions Account.  The Committee shall open and
-----------   -----------------------------
maintain a separate Company Contributions Account for each Participant, which account shall reflect his share of the Fund resulting from Company contributions under Section 5.1 hereof to the Trust Fund and the earnings, charges and expenses of, and increases and decreases in the value of the Fund with respect thereto. Neither the Company, the Trustee, nor any member of the Committee in any manner or to any extent whatsoever, warrants, guarantees, or represents that the total value of any Participant's Company Contributions Account shall at any time equal or exceed the aggregate amount theretofore contributed thereto by the Company under Section 5.1 hereof.

Section 5.3:  Non-Forfeitable Company Contributions Account.  A Participant
-----------   ---------------------------------------------
shall be vested in the value of his Company Matching Contributions Account as determined under Section 13.1.

Section 5.4:  Time and Manner of Making Company's Contributions. The Company
-----------   -------------------------------------------------
may make payment to the Trustee of its share of the contributions to the Company Contributions Account for any Plan Year on any date or dates it elects. The actual contributions made hereunder may, at the Company's discretion, be made during or following the close of the Plan Year to which the contributions relate; provided, that in no event shall any contribution be made after the time prescribed by law for filing the federal income tax return of the Company (including extensions thereof) with respect to such fiscal year. The calculation of the Company's contribution to the Plan shall be determined by the Company, the Trustee shall not be required to determine the correctness of nor be responsible for the collection of any contributions to the Plan.

Section 5.5:  No Guarantee by the Company.  It should be understood that there
-----------   ---------------------------
is not, and there cannot be, any guarantee by the Company, the Trustee, or the Committee as to the continuation of the Trust.

                                  ARTICLE  VI
                                  -----------

                    CONTRIBUTIONS BY PARTICIPANTS; ROLLOVERS
                    ----------------------------------------

Section 6.1:  Employee Contributions.  Beginning at such time and continuing
-----------   ----------------------
for such time as the Committee in its sole discretion may determine, each Participant who so desires may, but need not, contribute each year to the Trust Fund for his benefit up to a maximum of ten percent (10%) (or such other percentage as may be determined from time to time by the Committee) of his net compensation paid or accrued to him, as net compensation is defined in Section 2.1(h). Such contributions must be made at the time the Participant receives his compensation from the Company, and upon direction of the Participant, shall be withheld by the Company and deposited with the Trustee for the Participant Contributions Account of such Participant. A Participant may eliminate or change the amount to be contributed by him in any Plan Year as may be determined from time to time by the Committee. Provided, however, that the ability of a Participant to contribute on an annual basis, shall be restricted to the extent that any contribution would violate the provisions of Section 8.2 hereof.

Section 6.2:  Participant Contributions Account.  The Committee shall open and
-----------   ---------------------------------
maintain a separate Participant Contributions Account for each Participant who has made contributions, which account shall reflect his share of the Fund resulting from his own contributions to the Trust Fund and the earnings, charges and expenses of, and increases and decreases in the value of the Fund with respect thereto. Neither the Company, the Trustee, nor any member of the Committee in any manner or to any extent whatsoever, warrants, guarantees, or represents that the total value of any Participant's Participant Contributions Account shall at any time equal or exceed the aggregate amount theretofore contributed thereto by the Participant.

Section 6.3:  Non-Forfeitable Participant Contributions Account. A Participant
-----------   -------------------------------------------------
shall be 100% vested in the value of his Participant Contributions Account at all times.

Section 6.4:  Distribution of Voluntary Contributions.  All voluntary
-----------   ---------------------------------------
contributions made hereunder, together with any earnings thereon, shall be distributed at such times distribution becomes appropriate under the relevant sections hereof. All or any portion of a Participant's voluntary contributions may be withdrawn at the request of the Participant who made such contributions at intervals of no less than six (6) months, or at such other times as may be allowed by the Trustees, except that such withdrawal shall not include earnings on such contributions, but may reflect losses thereon. Nevertheless, a portion of any such withdrawal will be included as taxable income to the Participant. In the event the total amount of the Participant's Account (including Company and employee contributions) is in excess of $3,500.00, no withdrawal may be made by a Participant who is married unless the Participant's spouse consents in writing.

Section 6.5:  Rollovers.  The Committee may, in its sole discretion, authorize
-----------   ---------
any Participant to transfer amounts directly from other qualified plans or to make contributions under the Plan which qualify as rollover amounts under
Section 402(c), 403(a)(4), or 408(d)(3)(A)(ii) of the Code; provided no amounts attributable to accumulated deductible employee contributions as described in
Section 72(o)(5) of the Code shall be allowed as a direct transfer or rollover contribution hereunder. The Committee shall establish such administrative provisions as it deems necessary to implement this Section 6.5 and shall exercise its discretion hereunder in a non-discriminatory manner.

Section 6.6:  Rollover Account.  The Committee shall open and maintain a
-----------   ----------------
separate Rollover Account for each participant consisting of rollovers or transfers made in accordance with Section 6.5, as adjusted hereunder.

Section 6.7:  Non-Forfeitable Rollover Account.  The Participant shall be 100%
-----------   --------------------------------
vested in the value of his Rollover Account at all times.

Section 6.8:  Distribution of Participant Rollover Account.  The Rollover
-----------   --------------------------------------------
Account, together with any earnings thereon, shall be distributed at such times distribution becomes appropriate under the relevant sections hereof.

                                  ARTICLE  VII
                                  ------------

                          CONTRIBUTIONS BY COMPANY OF
                          ---------------------------

                      PARTICIPANT'S DEFERRED COMPENSATION
                      -----------------------------------

Section 7.1:   Contributions of Deferred Compensation.
-----------    --------------------------------------

      (a) Each Participant who so desires may, but need not, authorize the Company to reduce his compensation and contribute a percentage of a whole integer up to a maximum of 16% of his compensation or such other maximum as may be determined by the Committee from time to time; provided, however, for Plan Years beginning in 1986, no Participant's elective deferrals under this Plan and all other plans, contracts and arrangements of the Company will not exceed $7,000 for the calendar year (or such amount as may be permitted under regulations issued in connection with Section 402(g) of the Code in effect for each such taxable year). Such reduction in compensation must be made at the time the Participant would normally receive his compensation from the Company. Upon direction of the Participant, such amount shall be deducted from his compensation and transferred to the Trustee to be deposited in the Participant Deferred Compensation Account.

      (b) A Participant may change the amount to be deferred from his compensation, but not more often than once during the 30 days preceding the anniversary date of each Plan Year, or at such other times or under such other conditions as may be approved by the Committee from time to time. A Participant may suspend contributions of deferred compensation during the plan year but such suspension will make the Participant ineligible to authorize the contribution of any deferred compensation until the beginning of the following Plan Year, or such other time as the Committee may in its sole discretion determine. The Company shall transfer to the Trustee contributions of deferred compensation made during the plan year no later than 12 months after the end of the Plan Year to which the contributions relate.

Section 7.2:  Participant Deferred Compensation Account.  The Committee shall
-----------   -----------------------------------------
open and maintain a separate Participant Deferred Compensation Account for each Participant who, subject to Section 402(g) of the Code, has authorized the reduction of his compensation as provided herein. Such Account shall reflect his share of the Fund resulting from amounts reduced from his compensation and contributed by the Company to the Trust Fund, and the earnings, charges and expenses of, and increases and decreases in the value of the Fund with respect thereto. Neither the Company, the Trustee, nor any member of the Committee in any manner or to any extent whatsoever, warrants, guarantees or represents that the total value of any Participant Deferred Compensation Account shall at any time equal or exceed the aggregate amount deposited thereto.

Section 7.3:  Non-Forfeitable Participant Deferred Compensation Account.  A
-----------   ---------------------------------------------------------
Participant shall be 100% vested in the value of his Participant Deferred Compensation Account at all times.

Section 7.4:  Distribution of Deferred Compensation Account.  No amounts held
-----------   ---------------------------------------------
in the Participant Deferred Compensation Account shall be distributed to a Participant or beneficiary thereof, except in the event of retirement as described in Article X, in the event of death as described in Article XI, in the event of disability as described in Article XII, in the event of termination of service as described in Article XIII, or in the event of hardship as described in Article XIV.

Section 7.5:  Actual Deferral Percentage Limits.  The Actual Deferral
-----------   ---------------------------------
Percentage shall be modified as provided in Section 7.6(a) if the requirements of paragraph (a) are not satisfied.

          (a) The average of the Actual Deferral Percentage for all Eligible Employees who are Highly Compensated Employees, when compared to the average of the Actual Deferral Percentages for all Eligible Employees who are Non-Highly Compensated Employees must meet one of the following requirements for each Plan
Year:

              (i) the High Deferral Average is no greater than the Low Deferral Average times one hundred and twenty-five percent; or

              (ii) the excess of the High Deferral Average over the Low Deferral Average is not greater than two percentage points and the High Deferral Average is no greater than the Low Deferral Average times two.

          (b) For purposes of paragraph (a), the Actual Deferral Percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have amounts of his or her Compensation deferred and allocated to his or her account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by the Company shall be determined as if all such amounts deferred were made under a single arrangement. If two or more plans are permissively aggregated for purposes of
Section 401(k) of the Code, the aggregated plans must also satisfy Section 401(a) and 410(b) of the Code as though the aggregated plans were a single plan.

          (c) For purposes of determining the Actual Deferral Percentage of an Eligible Employee who is a Highly Compensated Employee, the amounts deferred under Section 7.1 and Compensation of such Eligible Employee shall include the amounts deferred under Section 7.1 and Compensation of Family Members, and such Family Members shall be disregarded in determining the Actual Deferral Percentage for an Eligible Employee who is a Non-Highly Compensated Employee.

          (d) Whenever any of the following items is used with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

              (i) "Actual Contribution Percentage" means the ratio (expressed as a percentage) of the sum of Employee Contributions and Matching Contributions under the Plan on behalf of the Eligible Employee for the Plan Year to the Eligible Employee's W-2 compensation plus any amounts excluded as bonuses, overtime, and shift, weekend or other specialized pay, but excluding any severance or sick leave payoff, for the Plan Year.

              (ii) "Actual Deferral Percentage" means the ratio (expressed as a percentage) of Elective Deferrals on behalf of an Eligible Employee for the Plan Year to the Eligible Employees' W-2 compensation plus any amounts excluded as bonuses, overtime, and shift, weekend or other specialized pay, but excluding any severance or sick leave payoff, for the Plan Year.

              (iii) "Aggregate Limit" means the greater of:

                    a.  The sum of 125% times the greater of the Low Deferral
                    -
          Average or the Low Contribution Average, and two percentage points plus the lesser of the Low Deferral Average or the Low Contribution Average. In no event, however, shall this amount exceed twice the lesser of the Low Deferral Average or the Low Contribution Average; or

                    b.  The sum of 125% times the lesser of the Low Deferral
                    -
          Average or the Low Contribution Average, and two percentage points plus the greater of the Low Deferral Average or the Low Contribution Average. In no event, however, shall this amount exceed twice the greater of the Low Deferral Average or the Low Contribution Average.

              (iv) "Elective Deferrals" means contributions paid by the Company under Section 7.1 during the Plan Year by the Company. An Elective Deferral is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of service after such date and the elective deferral is actually paid to the trust no later than 12 months after the Plan Year to which the contributions relates. An Elective Deferral can only be taken into account for a Plan Year if it relates to Compensation that would have been received by a Participant in the Plan Year but for the deferral.

              (v) "Employee Contributions" means contributions made by a Participant under Section 6.1 during the Plan Year.

              (vi) "Excess Aggregate Contributions" means the amount described in Section 401(m)(6)(B) of the Code.

              (vii)  "Excess Elective Deferrals" means the amount described in
     Section 401(k)(8)(B) of the Code.

              (viii) "Family Member" means an individual described in Section 2.1(n).

              (ix) "High Contribution Average" means the average (expressed as a percentage) of the Actual Contribution Percentage of each Highly Compensated Employee.

              (x) "High Deferral Average" means the average (expressed as a percentage) of the Actual Deferral Percentage of each Highly Compensated Employee.

              (xi) "Highly Compensated Employee" means a highly compensated active Employee and a highly compensated former Employee.

               A highly compensated active Employee includes any Employee who performs service for the Company during the determination year and who, during the look-back year: (i) received Compensation from the Company in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code; (ii) received Compensation from the Company in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Company or an affiliated Company and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 4154(b)(1)(A) of the Code. The term highly compensated active Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Company or affiliated Company during the determination year; and (ii) Employees who are 5 percent owners at any time during the lookback year or determination year.

               If no officer has satisfied the Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated Employee.

               For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12-month period immediately preceding the determination year (or, in the case of a determination year that is shorter than 12 months, the calendar year ending with or within the 12-month period ending with the end of the applicable determination year), or, if elected, the calendar year immediately preceding the calendar year determination year.

               A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Company during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

               If an Employee is, during a determination year or look-back year, a Family Member of either a 5 percent owner who is an active or former Employee or a highly compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Company or affiliated Company during such year, then the Family Member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the Family Member and 5 percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and plan contributions or benefits, as applicable, equal to the sum of such compensation and contributions or benefits, as applicable, of the Family Member and 5 percent owner or top-ten highly compensated employee.

               The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 employees, the number of Employees treated as officers, and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

              (xii) "Low Contribution Average" means the average (expressed as a percentage) of the Actual Contribution Percentage of each Non-Highly Compensated Employee.

              (xiii) "Low Deferral Average" means the average (expressed as a percentage) of the Actual Deferral Percentage of each Non-Highly Compensated Employee.

              (xiv) "Matching Contribution" means any contribution to the Plan by the Company for the Plan Year and allocated to the Participant's Account by reason of the Participant's Employee Contributions or Elective Deferrals.

              (xv) "Non-Highly Compensated Employee" means an Employee of the Company who is neither a Highly Compensated Employee nor a Family Member.

          (e) The amount of Excess Elective Deferrals to be distributed or recharacterized shall be reduced by Excess Deferral Amounts previously distributed for the Participant's taxable year ending in the same Plan Year, and Excess Deferral Amounts to be distributed for a taxable year will be reduced by Excess Elective Deferrals previously distributed or recharacterized for the Plan beginning in such taxable year.

Section 7.6:   Correction of Excess Elective Deferrals.
-----------    ---------------------------------------

          (a) If the requirements of Section 7.5(a) are not or will not be met in a Plan Year, the Administrator shall distribute such Excess Elective Deferrals, together with income applicable thereto, before the end of the Plan Year following such Plan Year by reducing the Actual Deferral Percentage of all Participants who are Highly Compensated Employees. The reduction shall occur in order of the Actual Deferral Percentages beginning with the highest of such percentages, at such time and in such manner as may be determined in the sole discretion of the Administrator, and shall continue until the Actual Deferral Percentage meets the requirements of Section 7.5(a). The Excess Elective Deferrals shall be returned to the applicable Participant as cash compensation and shall be subject to all federal taxes and other taxes and deductions which would otherwise apply to the Participant's Compensation; or a Participant may treat his or her Excess Elective Deferrals as an amount distributed to the Participant and then contributed by the Participant to the plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the plan on Employee Contributions. Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

          (b) The income allocable to the Excess Elective Deferrals shall be determined up to the date of distribution at the discretion of the Committee by either multiplying income allocable to the Participant's Elective Deferrals for the Plan Year by a fraction, the numerator of which is the Excess Elective Deferrals on behalf of the Participant for the preceding Plan Year and the denominator of which is the amount of the Participant's Account attributable to Elective Deferrals on the last day of the preceding Plan Year, or by any other reasonable method, provided that such method is used consistently for all Participants for that Plan Year.

          (c) The Excess Elective Deferrals which would otherwise be distributed to the Participant shall be adjusted for income; shall be reduced, in accordance with regulations, by the amount of Excess Elective Deferrals distributed to the Participant; and shall, if there is a loss allocable to the Excess Elective Deferrals, in no event be less than the lesser of the Participant's

Account under the Plan or the Participant's Elective Deferrals for the Plan
Year.

          (d) Notwithstanding any other provision of this Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Elective Deferrals were allocated for the preceding Plan Year. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the combined Actual Deferral Percentage.

Section 7.7:  Actual Contribution Percentage Limits.  The Actual Contribution
-----------   -------------------------------------
Percentage under Section 7.1 shall be modified as provided in Section 7.8(a) if the requirements of paragraph (a) are not satisfied.

          (a) The average of the Actual Contribution Percentage for all Eligible Employees who are Highly Compensated Employees, when compared to the average of the Actual Contribution Percentage for all Eligible Employees who are Non-Highly Compensated Employees, must meet one of the following requirements for each Plan
Year:

           (i) the High Contribution Average is no greater than the Low Contribution Average times one hundred and twenty-five percent.

          (ii) the excess of the High Contribution Average over the Low Contribution Average is not greater than two percentage points and the High Contribution Average is no greater than Low Contribution Average times two.

          (b) For purposes of paragraph (a) the Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Contributions under Section 6.1, or to receive Matching Contributions or Elective Deferrals allocated to his account under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Company or a member of the Controlled Group shall be determined as if all such contributions and Elective Deferrals were made under a single plan.

          (c) In the event that this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Contribution Percentage of Eligible Employees as if all such plans were a single plan.

          (d) For purposes of determining the Actual Contribution Percentage of an Eligible Employee who is a Highly Compensated Employee, the Employee Contributions (including any Excess Elective Deferrals that are recharacterized as Employee Contributions), Matching Contributions and Compensation of such Eligible Employee shall include the Employee Contributions (including any Excess Elective Deferrals that are recharacterized as Employee Contributions), Matching Contributions and Compensation of Family Members, and such Family Members shall be disregarded in determining the Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees.

          (e) For purposes of paragraph (a), an Eligible Employee is any employee who is directly or indirectly eligible to receive an allocation of Matching Contributions or to make Employee Contributions and includes: an Employee who would be a Plan Participant but for the failure to make required contributions; an Employee whose right to make Employee Contributions or receive Matching Contributions has been suspended because of an election (other than certain one-time elections) not to participate; and an Employee who is unable to make an Employee Contribution or receive a Matching Contribution because his or her Compensation is less than a stated dollar amount. In the case of an Eligible Employee who makes no Employee Contributions and who receives no Matching Contributions, the contribution ratio that is to be included in determining the Actual Contribution Percentage is zero.

          (f) Since the Highly Compensated Employee's Actual Contribution Percentage includes the contributions and Compensation of Family Members, then the Actual Contribution Percentage is reduced in accordance with the "leveling" method described in section 1.401(m)-1(e)(2) of the regulations and the Excess Aggregate Contributions for the family unit are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined.

Section 7.8:   Correction of Excess Aggregate Contributions.
-----------    --------------------------------------------

          (a) If the requirements of Section 7.7(a) are not or will not be met in a Plan Year, the Administrator shall treat as a forfeiture the Excess Aggregate Contributions, together with income applicable thereto, if otherwise forfeitable under the terms of the Plan; or if not forfeitable, the Administrator shall distribute the Excess Aggregate Contributions, together with income applicable thereto, before the end of the Plan Year following such Plan Year. The amount of Excess Aggregate Contributions for a Highly Compensated Employee under a plan subject to the requirements of

Section 401(m) of the Code will be determined in the following manner. First, the Actual Contribution Percentage of the Highly Compensated Employee with the highest Actual Contribution Percentage is reduced to the extent necessary to satisfy the High Contribution Average or cause such ratio to equal the Actual Contribution Percentage of the Highly Compensated Employee with the next higher ratio. Second, this process is repeated until the average of the High Contribution Percentage satisfies the requirements of Section 7.7(a).

          (b) The income allocable to Excess Aggregate Contributions shall include the income for the Plan Year for which the Excess Aggregate Contributions were made (but not the income for the period between the end of the Plan Year and the date of distribution (or forfeiture)), and shall be determined at the discretion of the Administrator by either multiplying the income allocable to the Participant's Employee Contributions and Matching Contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the amount of the Participant's Account attributable to Employee Contributions and Matching Contributions on the last day of the preceding Plan Year, or by any other reasonable method, provided that such method is used consistently for all Participants for that Plan Year.

          (c) The Excess Aggregate Contributions to be distributed to a Participant shall be adjusted for income, and if there is a loss allocable to the Excess Aggregate Contributions, the amount to be distributed shall in no event be less than the lesser of the Participant's Account under the Plan or the Participant's Employee Contributions and Matching Contributions for the Plan Year.

          (d) The Excess Aggregate Contributions attributable to Employee Contributions shall be distributed from the Participant's Account, and the Excess Aggregate Contributions attributable to Matching Contributions shall be forfeited, in proportion to the Participant's Employee Contributions and Matching Contributions for the Plan Year.

          (e) Amounts forfeited by Highly Compensated Employees under paragraph
(d) shall be used to reduce Company contributions, but in no event shall be allocated to the Account of any Highly Compensated Employee.

Section 7.9:   Correction of Excess Deferral Amounts.
-----------    -------------------------------------

          (a) Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than April 15, 1991, and each April 15 thereafter to Participants who claim such Excess Deferral Amounts for the preceding calendar year.

          (b) For purposes of this Section, "Excess Deferral Amount" means the amount of Elective Deferrals for a calendar year that the Participant allocates to this Plan pursuant to the claims procedure set forth in paragraph (c).

          (c) The Participant's claim shall be in writing, and shall be submitted to the Committee no later than March 1 following the Plan Year to which the claim relates; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the calendar year in which the Excess Deferral Amount occurred.

          (d) The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income, and if there is a loss allocable to the Excess Deferral, the Excess Deferral Amount shall in no event be less than the lesser of the Participant's Account under the Plan or the Participant's Elective Deferrals for the calendar year.

Section 7.10:  Limitation on the Multiple Use of the Alternative Limitation.
------------   ------------------------------------------------------------

          (a) If multiple use of the alternative limitation occurs as provided in paragraph (b), then such multiple use shall be corrected as provided in
Section 7.11.

           (b) Multiple use of the alternative limitation occurs if:

               (i) One or more Highly Compensated Employees of the Company or a member of the Controlled Group are eligible under the Plan for benefits subject to Section 401(k) and 401(m) of the Code;

              (ii) The Aggregate Limit is exceeded;

             (iii) The High Deferral Average exceeds 125% times the Low Deferral Average; and

              (iv) The High Contribution Average exceeds 125% times the Low Contribution Average.

Section 7.11: Correction of Excess Use of the Multiple Use of the Alternative
------------  ---------------------------------------------------------------
Limitation.  If the requirements of Section 7.10 are
----------
not or will not be satisfied in a Plan Year, the Administrator may correct either Excess Elective Deferrals in accordance with Section 7.6 or Excess Aggregate Contributions in accordance with Section 7.8, or both, and the Administrator may in its discretion make such corrections for either all Highly Compensated Employees under the Plan or for only those Highly Compensated Employees who are participating in benefits subject to Section 401(k) or 401(m) of the Code.
                                 ARTICLE  VIII
                                 -------------

                     ALLOCATION OF COMPANY'S CONTRIBUTIONS
                     -------------------------------------

Section 8.1:  Method of Allocation.  The Company's contribution under Article
-----------   --------------------
V shall be allocated to the Company Contributions Account and the Company Matching Contributions Account, and the Company's contributions under Article VII shall be allocated to the Participant Deferral Compensation Account, of each Participant in amounts equal to the Company contributions for such Participant pursuant to Article V and Article VII, respectively.

Section 8.2:  Limitations on Allocation.  Notwithstanding anything to the
-----------   -------------------------
contrary, contained herein, effective for the Plan year beginning September 3, 1987, the total annual addition to a Participant's account for any fiscal year shall not exceed the lesser of 25% of the Participant's taxable net compensation for the year from the Company, or $30,000.00 (or if greater, 1/4th of the defined benefit dollar limitation set forth in Section 415(b)(i) of the Code as in effect for the calendar year that begins within the Plan Year.

          For purposes of this Section 8.2, the term "annual addition" shall mean for any year the aggregate of amounts credited to a Participant's accounts from: (i) Company contributions; (ii) forfeitures; (iii) the Participant's own after-tax contributions; (iv) amounts allocated, after March 31, 1984, to an individual medical account, as defined in section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the employer are treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the employer are treated as annual additions to a defined contribution plan; and (v) allocations under a simplified employee pension.

          If the Company is contributing to another defined contribution plan, as that term is defined in Section 414(i) of the Code, for its employees, some or all of whom may be Participants in this Plan, then any such Participant's annual addition in such other plan shall be aggregated with such Participant's annual addition derived from this Plan for purposes of the limitations expressed in this Section 8.2.

          If the annual addition to the Participant's account exceeds the limitations described herein, the aggregate of the annual addition to this Plan and the annual addition to any other defined contribution plan as described above shall be reduced until the applicable limitation is satisfied, by reducing the aggregate amount in the following order and priority:

          (a) Refund of any voluntary contributions made by the Participant to this Plan to the extent that such contributions are included in the annual addition hereunder.

          (b) Refund of any contributions made by the Participant to any other defined contribution plan to the extent that such contributions would be aggregated with the annual addition to this Plan pursuant to provisions hereof.

          (c) Reduce the Participant's allocation under this Plan for the fiscal year in which the excess occurs. Such reduction shall be treated as a forfeiture and shall be added to the contribution of the Company for such year and shall be allocated to the accounts of Participants who are not affected by the limitation of this Section 8.2 in accordance with Section 8.1; provided, however, with respect to the one time correction occurring in the Plan Year ending in 1992, under a Closing Agreement on Final Determination Covering Specific matters with the Internal Revenue Service, any such reduction shall be held in suspense by the Trustee and used to reduce any future Company contributions made under the Plan.

          (d) In the event that after the above refunds and reductions are made amounts are still available which may not be allocated hereunder, such amounts shall be treated as a forfeiture and shall be held in a suspense account. Provided, however, that except as provided in paragraph (c), such amounts held in a suspense account will be allocated to the accounts of Participants at the first possible time when such allocation would not violate the provisions of
Section 415 of the Internal Revenue Code or other applicable law. Such allocation of forfeitures held in suspense accounts shall take place prior to the allocation of any amounts arising from any other source, including forfeitures in a subsequent year, or employer contributions together with earnings thereon.

Section 8.3:  Limitations for Participants In a Combination of Plans.  In the
-----------   ------------------------------------------------------
case of any employee who is a Participant in this Plan and the defined benefit plan of the Company, if any, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year shall not exceed 1.0. In the event the sum of such fractions exceeds 1.0 the Committee shall prescribe the manner in which the annual addition to this Plan or the annual benefits under the Company's defined benefit plan shall be reduced in order that neither Plan shall be disqualified under applicable sections of the Internal Revenue Code.

Section 8.4:  Definitions.  For purposes of applying the limitations of
-----------   -----------
Section 8.3, the following rules shall prevail:

          (a) The term "defined benefit plan fraction" shall mean a fraction the numerator of which is the projected annual benefit payable under the Company's defined benefit plan, if any, (determined as of the close of the year) and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (ii) the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such employee under the defined benefit plan for such year multiplied by 1.4.

          (b) The term "defined contribution plan fraction" shall mean the aggregate annual additions to this Plan, (and any other defined contribution plan of the Company, if any) determined as of the close of the year without regard to Section 8.2 hereof (relating to limitations on contributions) over the sum of the lesser of the following amounts determined for such year and for each prior year of service with the Company: (i) the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year (determined without regard to Section 415(c)(6) of the Code) multiplied by 1.25, or (ii) the amount which may be taken into account under Section 415(c)(1)(B) (or Section 415(c)(7) or (8), if applicable) of the Code with respect to such employee under such plan for such year multiplied by 1.4.

          (c) The term "Compensation" shall include a Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Company (including, but not limited to, commissions paid salesmen, Compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and shall exclude:

              (i) Contributions made by the Company to a Plan of deferred Compensation to the extent that, before the application of the limitations of Section 415 of the Code to that Plan, the contributions are not includable in the gross income of the Employee for the taxable Year in which contributed. In addition, Company contributions made on behalf of an Employee to a simplified Employee pension Plan described in Section 408(k) of the Code are not considered as Compensation for the taxable Year in which contributed to the extent such contributions are deductible by the Employee under Section 219(b)(7) of the Code. Additionally, any distributions from a Plan of deferred Compensation are not considered as Compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified Plan may be considered as Compensation in the Year such amounts are includable in the gross income of the Employee.

          (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk or forfeiture.

         (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

          (iv) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee).

                                  ARTICLE  IX
                                  -----------

                             ADMINISTRATION OF FUND
                             ----------------------

Section 9.1:  Valuation of Fund.  Within thirty (30) days after the last day
-----------   -----------------
of each calendar month that this Agreement is in effect, the Trustee shall report to the Committee, in writing, the value of the Fund as of such month end. Such valuation shall be made upon the basis of the fair market value of the assets in the Fund, and upon the approval by the Committee shall be binding upon the Company, the Participants, and all other persons interested in the Plan.
The failure of the Committee to approve or disapprove of the said valuation within thirty (30) days after receiving it shall constitute the Committee's approval thereof. Earnings and losses of the Fund shall be allocated for any given month pro rata to the Accounts of Participants as such Accounts stood as of the first day of such month.

          In the event the Trustee provides a valuation of the Fund more frequently than monthly, or in the event of a substantial change in the fair market value of the assets in the Fund after any monthly Valuation Date and prior to the next succeeding monthly Valuation Date, the Committee may request the Trustee to revalue the Fund, and the Trustee shall make such valuation as of the date of such change upon the basis of the then fair market value of the assets in the Fund, not including the value of the contributions by the Company or Participants for the current fiscal Year, when such contributions have not been received by the Trustees on or before such interim Valuation Date. Such valuation shall be known as an "interim valuation". In such event, this interim valuation shall be substituted for the valuation of the preceding monthly Valuation Date, or for any more recent interim valuation in determining the amounts in Participants' Accounts for all purposes of the Plan, including the amounts in the Accounts of Participants with respect to the terms of the Plan, but with respect to which distribution has not yet commenced. Whenever reference is made in the Plan to the Account of a Participant as of an Anniversary Date, or as of a Valuation Date or any specific date, there shall be used those valuations determined by the most recent valuation whether or not as of an Anniversary Date or any specific date. Any such valuations as hereinabove provided, upon the approval of the Company shall be binding upon the Company, the Participants, and all other persons interested in the Plan herein set forth.

Section 9.2:  Maintenance of Records by Committee.  The Committee shall open
-----------   -----------------------------------
and maintain records which shall reflect the value of the Participant's Accounts, showing the respective Participant's Accounts, as adjusted.

Section 9.3:  Segregation and Disbursement.  The Trustee shall hold and
-----------   ----------------------------
administer the entire Trust Estate, subject to the written direction of the Committee, and the Trustee shall be bound by, and may act in reliance upon the written instructions of the Committee. When so directed, in writing, by the Committee, the Trustee shall segregate the Trust Fund, set up special accounts, and disburse the Trust Fund when disbursement becomes proper under the terms of the Plan. If the amount to be distributed to a Participant is to be paid to him in installments, the Committee shall direct the Trustee to, and the Trustee shall, segregate such amount from the Fund and invest all such amounts so segregated in interest-bearing savings accounts (which may be an account with the Trustee's banking department) or a money market fund; provided, however, that a Participant may request of the Committee, in writing, that the amount to be distributed to him in installments be maintained as a part of the Fund, subject to increases or decreases of income or in the value of the Fund, but not to share in allocations of the Company's contributions, and upon such request such amount shall be so maintained. However, any amounts estimated to be distributable within twelve (12) months of the time such investment otherwise would be made need not be invested. In addition, any such amounts which are estimated to be distributable within any ensuing twelve (12) months may be liquidated or withdrawn or held uninvested. Any earnings and increases or decreases of value in which such segregated amounts share, whether as a part of the Fund or in interest-bearing savings accounts, shall be reflected in the amount of any installment or installments distributed to the Participants or beneficiaries entitled thereto in such manner as is determined by the Committee.

          The Trustee shall hold and administer the entire Trust Estate, subject to the written direction of the Committee, and the Trustee shall be bound by, and may act in reliance upon the written instructions of the Committee. When so directed in writing by the Committee, the Trustee shall segregate the Trust Fund, set up special interest bearing savings accounts, and disburse the Trust Fund when disbursement becomes proper under the terms of the Plan.

                                   ARTICLE  X
                                   ----------

                                   RETIREMENT
                                   ----------

Section 10.1: Normal Retirement.  Prior to and upon attainment of the normal
------------  -----------------
retirement date a Participant shall be 100% vested in his Accounts hereunder.

Section 10.2: Later Retirement.  If the Participant's retirement is deferred
------------  ----------------
beyond his normal retirement date, the Participant shall continue as a Participant in such Plan and no distributions shall be made to him under the terms of this Article until his actual retirement date. An employee who becomes eligible as, and becomes a, Participant at or after the date which would otherwise be his normal retirement date, shall be treated in all respects as a Participant whose retirement was deferred beyond his normal retirement date as provided in Section 10.3. The Participant shall be entitled to participate in the allocation of the Company's contributions under Article V for the year in which his normal or later retirement date occurs, and such contributions shall be distributed as provided herein.

Section 10.3: Retirement Benefits.  Upon the termination of service of any
------------  -------------------
Participant on or after his normal retirement date, such Participant shall be entitled to receive one hundred percent (100%) of the amounts standing to his credit in his accounts, as such accounts stand as of the anniversary date of the Plan coinciding with or next preceding the date of such termination of service, plus any contributions by him to his Participant Contributions Account between such anniversary date and the commencement of distributions hereunder, which amount the Trustee, upon Committee direction, shall distribute to such Participant in substantially equal installments over a period of one hundred twenty (120) months, but at least annually. The Trustee shall segregate said amount from the Fund and set it aside in a special account and shall, insofar as possible, pay to such Participant the first installment within sixty (60) days after his retirement. In addition, the Participant shall be entitled to participate in the allocation of the Company's contribution for the year in which his normal retirement date occurs. In the case of the retirement of a

Participant who is married on the annuity starting date, any method of distribution set forth in this Article shall be subject to the provisions of
Section 18.1 hereof.

Section 10.4: Option for Payment in Installments of Less Than One Hundred
------------  -----------------------------------------------------------
Twenty (120) Months.  A Participant shall have the right to request the
-------------------
Committee to direct the Trustee to make the payments described in Section 10.3 over a lesser period or in a lump sum and the Committee shall, direct the Trustee to, and upon its direction the Trustee shall, distribute the amount in such Participant's accounts in a lump sum or over a period of time less than the life expectancy of the Participant. In the event the total amount of the Participant's entitlement represented by his Account is in excess of $3,500 or was ever in excess of $3,500 at the time of any prior distribution, no distribution may be made to the Participant prior to his Normal Retirement Date, except with his consent; and if married, with the written consent of his spouse. In the event payments to a retired Participant are to be made in installments, the provisions of Section 9.3 shall apply to such installments.

Section 10.5: Option for Annuity.  A Participant shall have the right to
------------  ------------------
request the Committee, in lieu of the benefits provided herein, to direct the Trustees to purchase a nontransferable annuity, the cost of which shall be equal to the benefits to which such Participant is entitled, and the term of which shall not extend beyond the life expectancy of the Participant, or the joint life expectancies of the Participant or his Spouse if the joint form is elected, and the Committee may, in its discretion, direct the Trustees to, and the Trustees shall, purchase such an annuity.

Section 10.6: Death After Retirement.  In the event of the death of a
------------  ----------------------
Participant after retirement and prior to payment to him of the full amount to which he is entitled under the provisions of this Article, the Trustee, upon the direction of the Committee, shall distribute within 90 days following the Valuation Date next following the Participant's death, or as soon as administratively feasible thereafter, the then undistributed amount to which such Participant is entitled to the beneficiary or beneficiaries of the Participant as determined under the provisions of Section 11.1.

Section 10.7:  Commencement of Benefit Payment.
------------   -------------------------------

          (a) Notwithstanding any other provision contained herein to the contrary, the entire interest of the Participant will be distributed in accordance with either of the following:

              (i) not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2;or

             (ii) commencing no later than the taxable year described in paragraph (i) and payable over the life of the

     Participant or over the lives of the Participant and the Participant's designated beneficiary, or over a period not exceeding the life expectancy of the Participant or over the joint life expectancies of the Participant and the Participant's designated beneficiary.

          (b) If the balance of the Account of a Participant exceeds $3,500, then the Participant (and if the Participant is married, the Participant's spouse) must consent in writing to a distribution that commences prior to the Participant's Normal Retirement Date.

                                  ARTICLE  XI
                                  -----------

                             DEATH OF A PARTICIPANT
                             ----------------------

Section 11.1: Death of a Participant Before Retirement or Termination of
------------  ----------------------------------------------------------
Service.  Upon the death of a Participant before retirement or termination of
-------
service, the Trustee shall, upon direction of the Committee, pay to the beneficiary or beneficiaries last legally designated in writing by the Participant, in a manner as provided by the Plan and as selected by the Beneficiary, the amount standing to the credit of the Participant in his accounts as of the valuation date coinciding with or next preceding the date of commencement of distribution following such death, plus any contributions by him or the Company to his accounts between such valuation date and the commencement of distributions hereunder. In addition to the foregoing, such deceased Participant shall be entitled to participate in the allocation of the Company's contributions under Article V for the year in which such death occurs, and such contributions shall be distributed as provided herein.

Section 11.2: Beneficiary.  Every Participant shall designate in writing, a
------------  -----------
beneficiary or beneficiaries, and successor beneficiary or beneficiaries, to receive any death benefits provided herein, and a beneficiary or beneficiaries for any benefits surviving his death. Such designation or designations may be changed from time to time by the Participant before his retirement by filing a new designation of beneficiary or option on a form supplied by the Company. However, if a Participant wishes to designate an individual other than his or her spouse as a Beneficiary, such designation shall be effective only as to 100% of the Participant's Accounts as of the Participant's date of death, unless his or her spouse consents to the designation in writing and the consent is witnessed by a Plan representative or Notary Public. In the event that at any time there is not a beneficiary designated in writing by the Participant to receive death benefits, the Trustee upon written direction by the Committee shall designate the beneficiary of said benefits to be the surviving spouse of the Participant, and if there is no surviving spouse, then to the executor or administrator of the estate of the Participant.

Section 11.3: Limit on Form of Death Benefit Payment.  If a Participant dies
------------  --------------------------------------
before his entire interest has been distributed to him, his entire interest (or the remaining part thereof) shall be distributed to his designated beneficiary or beneficiaries in a lump sum as soon as administratively feasible, but in no event later than within five years after his death (or the death of his surviving spouse). The preceding shall not apply if the distribution of the interest of the Participant has commenced and such distribution is for a term certain over a period permitted under Sec. 10.7, and in such event, the remaining interest will be distributed at least as rapidly as under the method being used as of the date of the Participant's death.

                                  ARTICLE  XII
                                  ------------

                          DISABILITY OF A PARTICIPANT
                          ---------------------------

Section 12.1: Disability.  Upon the disability of a Participant, the
------------  ----------
Participant shall be entitled to receive one hundred percent (100%) of the amount standing to his credit in his Accounts as of the valuation date coinciding with or next preceding the date of commencement of distribution following such termination of service, plus any contributions by him to his Participant Contributions Account between such Anniversary Date and the commencement of distributions hereunder. Upon the direction of the Company, the Trustees shall distribute such amount to such Participant in substantially equal installments over a period of one hundred twenty (120) months. A Participant shall have the right to request the Committee to direct the Trustees to make such payments over a lesser period or in a lump sum and the Committee may, in its discretion, direct the Trustees to, and upon its direction the Trustees shall, distribute the amount in such Participant's Accounts in a lump sum or over a period of time less than the life expectancy of the Participant. In the event the total amount of the Participant's entitlement represented by the Participant's Account is in excess of $3,500.00, no lump sum distribution may be made to the Participant except with his consent, and if married with the consent of his Spouse. The commencement of distribution may be made at any time following six months after the disability and while the Participant is employed by the Company; provided, however, that in the event of such a distribution, the Participant receiving the distribution may not contribute under Article VI any amounts from the date of commencement of distribution until the later of six months or the next following election period authorized by the Committee. Insofar as possible, the commencement of distribution shall be made by the Trustees within sixty (60) days following the termination of service of such Participant, and the Trustees, upon direction of the Committee, shall segregate said amount from the Fund and set it aside in a special account and pay to such Participant the first installment within sixty (60) days following the date on which such termination of service occurs.

          In the event payments to a disabled Participant are to be made in installments, the provisions of Sec. 9.3 shall apply to such installments.

Section 12.2: Death After Termination for Disability.  In the event of the
------------  --------------------------------------
death of the Participant after termination of service by reason of disability and prior to payment to him of the full amount to which he is entitled under the provisions of this Article XII, the Committee shall direct the Trustee to distribute immediately, or as soon as the same is determined, the then undistributed amount to which such Participant is entitled to the beneficiary or beneficiaries of the Participant, as provided in Section 11.2 determined under the provisions of Article XI.

                                 ARTICLE  XIII
                                 -------------

                         OTHER TERMINATIONS OF SERVICE
                         -----------------------------

Section 13.1: Determination of Benefits.  In the event a Participant incurs a
------------  -------------------------
separation from service for any reasons, such Participant shall be entitled to have distributed one hundred percent (100%) of the amount in his Company Contributions Account as such account stood as of the Valuation Date preceding the distribution.

          Any amendment hereto which changes the above vesting schedule, or which results from any automatic change to or from the top heavy vesting schedule set forth in Section 16.3(a), shall not be effective as to any Participant who has at least three (3) years of service with the Company if such Participant elects, within a reasonable time after the adoption of such amendment, to have his vested interest computed without regard to such amendment. In the event of any such amendment, the Committee shall notify each Participant who has at least five years of service of his right to remain under the prior vesting schedule. Such election shall be deemed to be made within a reasonable time if it is communicated to the Company by the Participant by the latest of a date which sixty (60) days after (a) the date the Plan amendment is adopted, or (b) the effective date of the Plan amendment, or (c) the date the Participant is issued written notice of the amendment by the Company.

Section 13.2: Manner of Distribution of Benefits.  After a separation from
------------  ----------------------------------
service with the Company, the Committee shall direct the Trustee to commence to distribute the Participant's vested Account, within 90 days following the later of the date on which the separation from service occurred or as soon as administratively feasible following such separation and receipt of any required fully executed election forms. A Participant may not receive a partial distribution of his vested account. In the event the value of a Participant's Account (including employee contributions, if any) exceeds $3,500, or was ever in excess of

$3,500 at the time of any prior distribution, written consent of the Participant is required before the distribution of any portion of his Account may be commenced prior to the time the Participant attains age 65. The consent of the Participant shall be obtained in writing within the 90-day period ending on the annuity starting date, which is the first day of the first period for which an amount is paid in any form. The Committee shall notify the Participant of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date. The distribution may commence less than 30 days after the required notice is given, provided that:

           (i) The Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (ii) The Participant, after receiving the notice, affirmatively elects a distribution.

Notwithstanding the foregoing, if the value of the Participant's Account (including employee contributions, if any) does not exceed $3,500, or was ever in excess of $3,500 at the time of any prior distribution, distribution of the Participant's vested Account shall be distributed in a lump sum as soon as administratively feasible following the Participant's separation from service.

Section 13.3: Death Prior to Payment.  In the event of the death of the
------------  ----------------------
Participant prior to the payment to him of the full amount to which he is entitled, the Committee shall direct the Trustee to distribute immediately the then undistributed amount to which such Participant is entitled to the beneficiary or beneficiaries of the Participant, as determined under the provisions of Section 11.2. In the event payments to a terminated Participant are to be made in installments, the provisions of Sec. 9.3 shall apply to such installments.

                                  ARTICLE  XIV
                                  ------------

                           HARDSHIP OF A PARTICIPANT
                           -------------------------

Section 14.1: Hardship Distribution.  In the event a Participant incurs a
------------  ---------------------
hardship, he may request a distribution from his Participant Deferred Compensation Account in an amount necessary to meet the hardship. In no event may the requested distribution exceed the amount necessary to satisfy the immediate financial need created by the hardship including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. For purposes of this section, a distribution on account of hardship shall mean a distribution necessary in light of immediate and heavy financial needs of the Participant, and shall not exceed the amount required to meet the immediate financial need created by the hardship that is not reasonably available from other resources of the Participant.

Section 14.2: Determination by Committee.  In order to receive a hardship
------------  --------------------------
distribution, a Participant must file a written request with the Committee detailing the facts necessary to satisfy the requirements of Section 14.1 after having borrowed the maximum amount of non-taxable loans available under Section
17.2 of the Plan. Any amount distributed as a hardship distribution shall be in a lump sum paid by the Trustee, in accordance with the direction of the Committee, as soon as practicable after receipt by the Committee of such a request. The Committee shall determine whether a financial hardship exists and the amount required to be distributed to meet the need created by the hardship in a uniform and nondiscriminatory manner.

                                  ARTICLE  XV
                                  -----------

                      AMENDMENT OR DISCONTINUANCE OF PLAN
                      -----------------------------------

Section 15.1: Right to Amend.  The Company reserves the right at any time,
------------  --------------
without the approval of any Participants, former Participants, beneficiaries, or its employees, to terminate the Plan (with or without terminating the Trust), or to change, modify or amend the Plan and Trust in any particular or particulars whatsoever, including but not by way of limitation, the right to increase, diminish, or eliminate contributions to be made by it hereunder, to change or modify the method of allocation of such contributions, to change any provision relating to the administration of the Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust. All such changes, modifications or amendments may be retroactive to any date to and including the effective date of the Plan unless other provision is specifically made. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes or administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of Participants, their beneficiaries or estates. No such change, modification or amendment (unless such change, modification or amendment is necessary in order to meet the requirements of the Code) shall eliminate an optional form of benefit, cause any reduction in the amount credited to any Participant's account to which he would otherwise become entitled if he terminated service with the Company as of the date of adoption of such change, modification or amendment pursuant to

Article XIII, or cause or permit any part or portion of the Trust Fund to revert to or become the property of the Company.

Section 15.2: Termination of Plan.  The Company reserves the right to
------------  -------------------
terminate the Plan at any time, as to itself, without approval of its employees.

Section 15.3: Distribution on Termination or Discontinuance.  In the event of
------------  ---------------------------------------------
the termination or partial termination of the Plan by the Company as to itself, or in the event of the complete discontinuance of contributions to the Plan by the Company, the Trustee shall set up separate accounts for the respective Participants in proportion to the value of their respective shares, whether or not vested, all as determined and directed by the Committee. The interests of such affected Participants shall become wholly vested as of the date of such termination or partial termination of the Plan or complete discontinuance of contributions. Upon the direction of the Committee, the Trustee shall distribute to such Participant the amount in his accounts in the same manner distribution would have been made to such Participant under the applicable provisions of Article X as if the Plan had not been terminated or discontinued by the Company.

                                  ARTICLE  XVI
                                  ------------

                              TOP HEAVY PROVISIONS
                              --------------------

Section 16.1: Top Heavy Definitions.  Whenever any of the following terms is
------------  ---------------------
used in the Plan with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

          (a) "Aggregation Group" means each Plan of the Company in which a Key Employee is a Participant, and each other Plan of the Company which enable the Plan or Plans containing a Key Employee to meet the antidiscrimination requirements of Sections 401(a)(4) or 410 of the Code. In addition, the Committee may include in the Aggregation Group any other Plan of the Company that satisfies the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the other Plans in the Aggregation Group.

          (b) "Determination Date" means with respect to any Plan Year the last day of the preceding Plan Year, or in the case of the first plan year of the Plan, the last day of such plan year.

          (c) "Key Employee" means an Employee or former Employee who, at any time during the Plan Year which contains the determination date, or any of the four preceding Plan Years, is:

              (i) one of the ten Employees of a Company having annual compensation from such Company of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in such Company (if two Employees have the same interest the Employee having the greater annual compensation from the Company shall be treated as having a larger interest);

             (ii)  A 5% owner of the Company;

            (iii) A 1% owner of the Company who has an annual compensation above $150,000 as defined in Section 415(c) of the Code; or

             (iv) An officer of the Company having an annual compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year (however, no more than the lesser of 50 employees or the greater of three employees or 10% of the Company's employees shall be treated as officers).

"Non-Key Employee" means an Employee who is not a Key Employee. The beneficiaries of an Employee acquire the character of such Employee. For purposes of this paragraph, compensation shall have the same meaning as defined in Section 415(c)(3) of the Code.

          (d) "Top Heavy Group" means any Aggregation Group if the sum of the present value of cumulative accrued benefits for Key Employees under all defined benefit pension plans included in the Aggregation Group, and the sum of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group, exceeds 60% of such amounts determined for all employees, calculated as of the determination date, using the most recent valuation date within the twelve (12) month period ending on the determination date.

          (e) "Top Heavy Plan" means each Plan of the Company or Companies required to be included in an Aggregation Group, if the Aggregation Group is a Top Heavy Group.

Section 16.2: Special Top Heavy Rules.  For purposes of determining whether a
------------  -----------------------
Top Heavy Group exists, the following special rules shall apply:

          (a) Benefits derived from voluntary or mandatory Participant contributions and Company contributions shall be taken into account.

          (b) The aggregate of distributions made to any Participant from the Plan or any plans in the Aggregation Group, during the five year period ending on the Determination Date shall be taken into account in determining the present value of cumulative accrued benefits of any Participant or the account of any Participant under any such plan.

          (c) If a Participant who was a Key Employee ceases to be a Key Employee for a Plan Year, the cumulative accrued benefit or account of such Participant will not be taken into account for determining whether a Top Heavy Group exists for such Plan Year.

          (d) Except as provided by regulation, any rollover contributions (or similar transfer) initiated by an Employee and will not be taken into account in determining if this Plan is a Top-Heavy Plan.

          (e) For Plan Years beginning after December 31, 1984, the account balances of a Participant who has not performed any services for the employer maintaining the Plan during the five year period ending on the determination date will be disregarded.

Section 16.3: Top Heavy Benefits and Restrictions.  If the Plan is a Top Heavy
------------  -----------------------------------
Plan for any Plan Year, then with respect to such Plan Year the following provisions shall apply:

           (a) Each Participant shall be 100% Vested in his or her Account, as of such Plan Year and for each Plan Year thereafter.

           (b) Each Participant who is not a Key Employee shall receive an allocation of Company contributions of the lesser of 3% of such Participant's net Compensation or the highest percentage of net Compensation at which contributions are allocated or required to be allocated under the Plan for any Key Employee. Non-Key Employees who have become Participants and who are employed by the Company on the last day of the Plan Year, even though such Non-Key Employees fail to complete 1,000 hours of service for a Plan Year must receive the minimum benefit, regardless of the Non-Key Employee's level of Compensation. A non-Key Employee may not fail to receive the minimum benefit because of a failure to authorize a deduction from Compensation under Article
VII. In determining the percentage of Company contributions made on behalf of a Key Employee, amounts contributed as a result of salary reduction under Article VII must be included.

           (c) If the sum of the cumulative accrued benefits and the aggregate of the accounts held by Key Employees under a Top Heavy Group does not exceed 90% of such amounts for all Employees, then the percentage of 3% described in paragraph (b) above shall be replaced by 4%.

           (d) If the sum of the cumulative accrued benefits and the aggregate of the accounts held by Key Employees under a Top Heavy Group does exceed 90% of such amounts for all Employees, then the limitation of 1.25 contained in Section
8.4 shall be replaced by 1.0.

           (e) If the Company maintains this plan and a defined benefit plan; the minimum Company contribution during a Plan Year for a Participant who is not a Key Employee shall equal 5% of the Participant's net Compensation, provided that the minimum Company contribution required by Section 416 of the Code is not made under the defined benefit plan.

           (f) If the provisions of paragraph (d) apply, then the amount of 17 1/2% will be substituted for 5% in paragraph (e).

           (g) For purposes of determining the minimum contribution required under paragraphs (b), (c), (e) or (f), as applicable, a Participant's net compensation shall mean his W-2 compensation including contributions made under a cash or deferred arrangement, but in no event in excess of the limitations provided by Section 401(a)(17) of the Code.

                                 ARTICLE  XVII
                                 -------------

                           RESTRICTION ON ASSIGNMENT
                           -------------------------

Section 17.1: Effect of Assignment in General.  Neither the Company nor the
------------  -------------------------------
Trustee shall recognize any transfer, mortgage, pledge, hypothecation, order or assignment by any Participant or beneficiary of all or part of his interest hereunder, and such interest shall not be subject in any manner to transfer by operation of law, and shall be exempt from the claims of creditors or other claimants from all orders, decrees, levies, garnishment and/or executions and other legal or equitable process or proceedings against such Participant or beneficiary to the fullest extent which may be permitted by law. The preceding sentence shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Section 414(p) of the Code, or upon approval of the committee in its sole discretion any domestic relations order entered before January 1, 1985. Notwithstanding any other provisions contained in the Plan that limit the right of a Participant to commence to receive a distribution from the Plan, payment of benefits from the Plan to an alternate payee under a qualified domestic relations order shall commence at such time as provided in the qualified domestic relations order or as soon thereafter as administratively feasible.

Section 17.2: Loans to Participants.  The Committee may, at its sole
------------  ---------------------
discretion and upon written application of a Participant, make a loan or loans (not to exceed two loans, either two personal loans or one personal and one home loan, outstanding at any one time) to such Participant in a total amount when aggregated with any other loans from any other qualified plan maintained by the Company not in excess of the lesser of $50,000 (reduced by the highest outstanding loan balance during the preceding twelve month period) or fifty percent (50%) of the value of the vested amount credited to his or her Accounts plus earnings or losses, provided that such loans (i) are available to all Participants on a reasonably equivalent basis, and in the same percentage of their vested Account balances; (ii) are adequately secured, which security can be accomplished by an assignment of not more than 50% of the Participant's vested interest in his or her Account(s) or other good and valuable security;
(iii) are evidenced by the borrowing Participant's promissory note for a fixed term, not to exceed five (5) years (except for a loan used to acquire any dwelling unit which within a reasonable time will be used as the principal residence of the Participant, not to exceed twenty (20) years), bearing interest at a rate equal to the prime rate of interest of Union Bank on the first day of the quarter in which the loan is approved, and requiring regular periodic (at least quarterly) repayment of principal and interest by payroll deductions or otherwise; (iv) are made in a uniform and non-discriminatory manner and (v) are made only with the written consent of the Participant's spouse, if any, and the spouse's consent is witnessed by a Plan representative or notary public and such election is made during the 90-day period ending on the date on which any such loan is secured, if the value of the vested Account of the Participant used as security exceeds $3,500.00.

          Each Participant loan is treated as a direct investment of the borrowing Participant, and as such all interest paid or other expenses associated with the loan shall be credited to or chargeable to the borrowing Participant's Account. The amount of any loan in excess of the above limit shall be considered as taxable income to such Participant making such loan in the calendar year in which such excess occurs.

          In the event of default, any expenses incurred by the Plan in connection with collection of the loan (including attorney's fees) shall be charged to the Participant's Account.

          In the event the Participant separates from service with the Company, or fails to pay principal or interest when due, the entire outstanding balance of principal and interest may be immediately due and payable without notice or demand at the discretion of the Committee. In the event the loan is in default, the Participant's Account Balance may be reduced or may be deemed distributed at the time of the default, or if any loan has not been repaid at the time of a distribution to a Participant or his beneficiary, then the outstanding amount of principal and interest shall be deducted from the amount of any such distribution.

          Amounts collected or deemed distributed from the Participant's Account to repay any outstanding principal or interest on a Participant loan shall be treated as a distribution to the Participant or beneficiary as the case may be, and to the extent taxable shall be reported to the Internal Revenue Service.

                                 ARTICLE  XVIII
                                 --------------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 18.1:  Joint and Survivor Annuity.
------------   --------------------------

          (a) Form of Benefit Payments.  The provisions of this section shall
              ------------------------
take precedence over any conflicting provisions in the Plan and shall apply to any Participant who is credited with at least one hour of service with the Company on or after August 23, 1984, and such other Participants as are covered by Section 6.5. Unless an optional form of benefit is selected within the Applicable Election Period pursuant to a Qualified Election, a Participant's benefit shall be paid as follows:

              (i) In the form of a Qualified Joint and Survivor Annuity providing for an annuity for the life of a Participant and a survivor annuity for the life of the Participant's spouse following the Participant's death at a rate of not less than 50% and not more than 100% of the amount payable during the joint lives of the Participant and the Participant's spouse, or

             (ii) If a Participant dies before the Annuity Starting Date, in the form of a Qualified Pre-Retirement Survivor Annuity commencing at the direction of the Spouse immediately upon the death of the Participant and providing for an annuity for the life of the surviving spouse which is the actuarial equivalent of at least 50% of the amount in the Participant's Accounts as of the Participant's date of death.

          (b) Definitions.  Whenever any of the following terms is used in the
              -----------
Plan it shall have the meaning specified below unless the context clearly indicates to the contrary.

              (i) "Annuity Starting Date" shall mean the first day of the first period for which an amount is payable as an annuity; or for all other benefits not payable as an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

             (ii) "Applicable Election Period" shall mean with respect to the Qualified Joint and Survivor Annuity described in subsection (a)(i), the ninety day period ending on the date benefit payments are to commence; and, with respect to the Qualified Pre-Retirement Survivor Annuity described in subsection (a)(ii), the period which begins on the first day of the Plan Year in which the Participant attains age 35 or, if earlier, the date of his or her termination of service, and ends on the date of the Participant's death.

         (iii) "Qualified Election" means a written election of a form of benefit other than a Qualified Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. A Participant who has elected to waive the Qualified Pre-Retirement Survivor Annuity with spousal consent may revoke the election at any time and any number of times during the period between the first day of the Plan Year in which the Participant attains age 35 and the date of the Participant's Death. An election shall be a Qualified Election only if the Participant's spouse consents to the election in writing and his or her consent is witnessed by a Plan representative or Notary Public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Company that such written consent cannot be obtained because the Participant has no spouse, or because the spouse cannot be located, the election shall be deemed a Qualified Election. Any spouse who so consents may revoke the consent at any time and any number of times prior to the Annuity Starting Date.

          (iv) "Spouse" means spouse or surviving spouse of the Participant provided that a former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

       (c) Notice Requirements.  Within a reasonable period of time before
           -------------------
the Annuity Starting Date the Company shall provide the Participant with a written explanation of the following:

           (i) The terms and conditions of the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity, as applicable;

          (ii) The Participant's right to elect a benefit other than a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity and the effect of such an election;

         (iii) The rights of the Participant's spouse with respect to the Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity; and

          (iv) The right of the Participant to revoke previous election and the effect of such revocation.

          In the case of a Qualified Pre-Retirement Survivor Annuity, such written explanation shall be given by the end of the three year period beginning with the first day of the Plan year in which the Participant attains age 32, or in the case of a Participant who terminates service prior to age 32 within one year of his separation, or in the case of a Participant who becomes a

Participant after age 32, within the three year period beginning with the first day of the Plan year in which he becomes a Participant.

          Notwithstanding the other requirements of this subsection, the respective notices prescribed by this Section need not be given to a Participant if this Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity and the Participant does not elect another form of benefit. For purposes of this subsection, a Plan fully subsidizes the costs of a benefit if under the Plan the failure to waive such benefit by a Participant would not result in a decrease in any Plan benefits with respect to such Participant and would not result in increased contributions from the Participant.

          (d) Transitional Rules Applicable to Joint and Survivor Annuities.
              -------------------------------------------------------------
Any living Participant not receiving benefits on August 23, 1984 who is credited with at least one Hour of Service under the Plan or under a predecessor Plan on or after September 2, 1974 shall be afforded the opportunity to elect to have his or her benefits paid as follows:

                (i) If such Participant had at least ten (10) Years of vesting service upon termination of service, he or she may elect to have his or her benefits paid in accordance with Sec. 18.1; and

               (ii) If such Participant had less than ten (10) Years of vesting service upon termination of service or, if such Participant does not elect to have his or her benefits paid in accordance with Sec. 18.1, and if such Participant is entitled to benefits in the form of a life annuity, he or she may elect to have his or her benefits paid as follows:

                     a.  If the benefits commence on or after normal or early
                     -
               retirement age, if the Participant dies after normal retirement age while still employed by the Company or after termination of service on or after normal or early retirement age before the Annuity Starting Date, in the form of a Qualified Joint and Survivor Annuity. Any such election must be in writing and may be made and changed by the Participant at any time during the period beginning at least six (6) months before the earliest date on which the Participant may become eligible for early retirement benefits under the Plan and ending not more than 90 days before commencement of benefits.

                     b.  If the Participant is employed after the earliest date
                     -
               on which he or she may
               become eligible for early retirement benefits, in the form of a Qualified Pre-Retirement Survivor Annuity. Any such election must be in writing and may be made and changed at any time during the period beginning on the later of the ninetieth day before the Participant reaches the Earliest Retirement Age and the date on which participation begins, and ends on the Participant's termination of service.

          (e) Notice For Fully Subsidized Benefit.  Notwithstanding the other
              -----------------------------------
requirements of paragraph (c), the respective notices prescribed by this section need not be given to a Participant if his plan "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified preretirement survivor annuity. For purposes of this paragraph (d) a plan fully subsidizes the costs of a benefit if under the plan the failure to waive such benefit by a Participant would not result in a decrease in any plan benefit with respect to such Participant and would not result in increased contributions from the Participant.

          (f) This paragraph applies to the Plan if the following two conditions are met: (1) the Participant cannot or does not elect payment in the form of a life annuity, and (2) on the death of the Participant, the Participant's vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or, if the surviving spouse has already consented in a manner conforming to a Qualified Election, then to the Participant's designated beneficiary. However, this shall not be operative with respect to the Participant if it is determined that this Plan is a direct or indirect transferee of a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus, or profit-sharing plan which would otherwise provide for a life annuity form of payment to the Participant. If this paragraph is operative the other provisions of this Sec. 18.01 shall be inoperative.

Section 18.2: Limitation on Participant's Rights.  Participation in the Plan
------------  ----------------------------------
shall not give any Participant the right to be retained in the service of the Company or any rights in or to any part of the Fund or to any benefits whatsoever, except to the extent specifically set forth under the terms of this instrument.

Section 18.3: Receipt.  On final payment or distribution to any Participant of
------------  -------
his legal representatives, or beneficiaries, in accordance with the provisions of this instrument, the Trustee shall be entitled to demand a receipt in full satisfaction of all claims against the Trust, the Trustee, the Committee and the Company.

Section 18.4: Unenforceable Provisions.  If any provision of this Agreement
------------  ------------------------
shall be for any reason invalid or unenforceable, the remaining provisions shall, nevertheless be carried into effect.

Section 18.5: Governing Law.  This Agreement has been finally executed and
------------  -------------
delivered in the State of California, and all matters affecting its validity and construction shall be determined by the laws of that state, except to the extent that the laws of that state are preempted by any applicable federal statute.

Section 18.6: Agreement Binding on Successors.  This Agreement shall be
------------  -------------------------------
binding upon the successors and assigns of the Company and upon any successor of the Trustee, whether by consolidation, merger, transfer of trust business, resignation, or otherwise, and such successor Trustee shall have all the authority and powers conferred hereby upon the Trustee.

Section 18.7: Masculine Gender Includes Feminine and Neuter, and Singular
------------  -----------------------------------------------------------
Number the Plural.  The use of the masculine pronoun and the singular number
-----------------
shall include the feminine and neuter genders and the plural number, and conversely, whenever appropriate.

Section 18.8: Headings, Etc. No Part of Agreement.  Headings of Articles and
------------  -----------------------------------
sections of this instrument are inserted for convenience and reference. They constitute no part of the Agreement.

Section 18.9: Merger of Plans.  In the event that this Plan and the Trust
------------  ---------------
merges or consolidates with, or transfers its assets or liabilities to, any other qualified plan of deferred compensation, no Participant herein shall, solely on account of such merger, consolidation or transfer, be entitled to a benefit on the day following such event which is less than the benefit to which he was entitled on the day preceding such event. For the purpose of this section, the benefit to which a Participant is entitled shall be calculated based upon the assumption that a Plan termination and distribution of assets occurred on the day as of which the amount of the Participant's entitlement is being determined.

Section 18.10:  Claims Procedures.  Pursuant to procedures established by the
-------------   -----------------
Committee, adequate notice in writing shall be provided to any Participant or beneficiary whose claim for benefits under the Plan has been denied. Such notice shall set forth the specific reason for such denial, written in a manner calculated to be understood by the claimant, and provided review is requested within 60 days after receipt by the claimant of written notification of denial of his claim, shall afford a reasonable opportunity to any claimant whose claim for benefits has been denied to a full and fair review of decision denying the claim.

Section 18.11:  Funding Policy and Method.  The Committee shall establish and
-------------   -------------------------
communicate to the Trustee at reasonable times a funding policy and method with respect to this Plan in order to carry out the purposes hereof.

Section 18.12:  Commencement of Benefits.  Anything contained herein to the
-------------   ------------------------
contrary notwithstanding, the payment of benefits hereunder to any Participant will begin not later than the sixtieth (60th) day after the latest of the close of the Plan year in which:

           (a) the date on which the Participant attains the earlier of age 65 or the normal retirement age specified herein;

           (b) occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or

           (c) the Participant terminates service with the Company.

Section 18.13:  Forfeiture Upon Failure to Locate.  The Committee shall
-------------   ---------------------------------
declare a forfeiture of any Account of any Participant or beneficiary under the Plan who cannot be found within one year after the Account would have otherwise been payable under the Plan. Neither the Company, the Committee or the Trustee shall be obligated to search for the whereabouts of any person. Any amounts forfeited shall be used to reduce Company contributions. In the event such participant or Beneficiary is thereafter located, such previously forfeited Account shall be restored.

Section 18.14: Direct Transfer of Benefits.
-------------  ---------------------------

          (a) This paragraph applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this paragraph, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

           (b)  The following definitions apply to paragraph (a):

                (i) An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually), made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;

     and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (ii) An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
     Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (iii) A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
     Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

          (iv) A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE  XIX
                                  ------------

                            INVESTMENT OPPORTUNITIES
                            ------------------------

Section 19.1: Investment Funds.  At such time and in such manner as the
------------  ----------------
Committee in its sole discretion shall determine, the Trustee shall maintain, subject to the written direction of the Committee, one or more separate Funds. Each such Fund shall be included in the Trust Fund.

Section 19.2: Election of Investment Options.  Following such time as separate
------------  ------------------------------
investment funds are available under Sec. 19.1, or at such other time as the Committee shall in its sole discretion determine, each Participant may make an election, in writing, with respect to the investment of the amounts contributed to his Account for succeeding Contributions, by directing the Committee that such amounts are to be invested in such percentage increments as the Participant shall determine in any combination between the various investment Funds. At such time as the Committee shall determine, a Participant may elect to change his investment election with respect to his choice of investments hereunder for future Employee and Company contributions as allowed herein by listing and/or giving written, telephone or such other notice as may be required by the Committee from time to time. Any election by a Participant shall remain in effect until changed. In the event no election by

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

a Participant is received by the Committee, the Participant shall be deemed to have elected the investment of one hundred percent (100%) of the amounts eligible for election hereunder in the Fund that is the equivalent of a money market fund. Any and all elections granted hereunder shall always be with respect to future additions to the Participant's Account and not to accumulated amounts therein, except at such time and in such manner as the Committee shall determine, a Participant may change any existing investments to any other investment options that are made available under the Plan.

Section 19.3: Change in Investment Options.  The Committee, at its sole
------------  ----------------------------
discretion and from time to time, may provide additional investment options, amend the investment options provided herein, or change the election alternatives available to Participants hereunder, or amend any other provisions contained herein with respect to investments.

Section 19.4: Expenses Charged to Participant's Account.  The Committee may in
------------  -----------------------------------------
its sole discretion assess the Participant's Account with any expense incurred either as a result of any investment, change in investment made by a Participant with respect to any Fund, or as a result of any loan, withdrawal or distribution of benefits from the Participant's Account.

           IN WITNESS WHEREOF, the undersigned has executed this instrument the ____ day of __________, 1995.

                          CERTIFIED GROCERS OF CALIFORNIA, LTD.


                          By  /s/ ALFRED A. PLAMANN
                                                                     , President
                             ----------------------------------------

                          By /s/  D.A. WOODWARD
                                                                     , Secretary
                             ----------------------------------------
APPROVED:

FARMER & RIDLEY

   /s/ PERRY E. MAGUIRE
By ______________________
   Attorneys for Company

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